UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 23, 2005
                Date of report (Date of earliest event reported)


                                    TSR, INC.
                (Exact Name of Registrant as Specified in its charter)


    DELAWARE                             0-8656                  13-2635899
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(State or Other Jurisdiction      (Commission File Number)        (I.R.S.
of Incorporation)                                                 Employer
                                                             Identification No.)

                   400 OSER AVENUE, HAUPPAUGE, NY                11788
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                (Address of Principal Executive Offices)        (Zip Code)

                                 (631) 231-0333
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              (Registrant's Telephone Number, Including Area Code)


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             (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

In connection with the resignation of Ernest Bago as a director of TSR, Inc.(the "Company") and as chief operating officer of the Company's principal operating subsidiary, as detailed in Item 5.02 below, the Company entered into a consulting agreement with Mt. Bago pursuant to which the employment agreement between the Company and Mr. Bago (which was previously filed as Exhibit 10.1 to the Company's Annual Report on Form 10-K for the year ended May 31, 2004) was terminated. Under terms of the agreement with Mr. Bago dated September 23, 2005 , Mr. Bago will provide consulting services to the Company and the Company will pay him compensation at the rate of $200,000 per annum for a 20 month period, which is the same as the base salary he would have received under his employment agreement. Mr. Bago will also be entitled to receive the bonus payable under his employment agreement for the quarter ended August 31, 2005, and will continue to be entitled to use of an automobile and health care benefits during the term of the consulting agreement.

Item 1.02.  Termination of a Material Definitive Agreement.

See Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2005, Ernest Bago resigned as a director of the Company and as chief operating officer of the Company's principal operating subsidiary. A summary of the material terms of the consulting agreement is contained in Item
1.01 of this Current Report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TSR, INC.

                                    By:  S/ JOHN G. SHARKEY
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                                        Name:   John G. Sharkey
                                        Title:  Vice President and Secretary

Date: September 28, 2005


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